Exhibit 10.236




                       N.J. METROMALL URBAN RENEWAL, INC.,
                     a New Jersey corporation, as mortgagor
                                             (Fee Borrower)

                                       and

                               JG ELIZABETH, LLC,
               a Delaware limited liability company, as mortgagor
                                             (Leasehold Borrower)

                                       to


                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                      a New York corporation, as mortgagee
                                                   (Lender)

                           --------------------------

                FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS AND SECURITY AGREEMENT

                           --------------------------


                        Dated:      As of June 9, 2004
                        Location:   Jersey Gardens
                                    Elizabeth, New Jersey

                        County:     Union County, New Jersey


                        PREPARED BY AND UPON
                        RECORDATION RETURN TO:

                        Cadwalader, Wickersham & Taft LLP
                        100 Maiden Lane
                        New York, New York 10038
                        Attention: John M. Zizzo, Esq.


================================================================================

                FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS AND SECURITY AGREEMENT

      THIS FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Security Instrument") is made as of this 9th day of June, 2004, by N.J. METROMALL URBAN RENEWAL, INC., a New Jersey corporation, having an address at 150 East Gay Street, Columbus, Ohio 43215, as mortgagor ("Fee Borrower") and JG ELIZABETH, LLC, a Delaware limited liability company, having an address at 150 East Gay Street, Columbus, Ohio 43215, as mortgagor ("Leasehold Borrower" and, together with Fee Borrower, individually and collectively, "Borrower") for the benefit of MORGAN STANLEY MORTGAGE CAPITAL INC., having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020, as mortgagee ("Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, this Security Instrument is given to secure a loan (the "Loan") in the principal sum of ONE HUNDRED SIXTY-FIVE MILLION AND NO/100 DOLLARS ($165,000,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Fee Borrower, Leasehold
Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by those certain Promissory Notes dated the date hereof made by Fee Borrower and Leasehold Borrower to Lender (such Notes, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter collectively referred to as the "Note");

      WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

      WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, that certain Assignment of Leases and Rents of even date herewith made by Fee Borrower and Leasehold Borrower in favor of Lender (the "Assignment of Leases") and all other documents evidencing or securing the Debt or delivered in connection with the making of the Loan are hereinafter referred to collectively as the "Loan Documents").

      NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:

                         Article 1 - GRANTS OF SECURITY

      Section 1.1 PROPERTY MORTGAGED . Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender and its successors and assigns the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

      (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

      (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

      (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "Improvements");

      (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

      (e) Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "Equipment"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

      (f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "Fixtures"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

      (g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

      (h) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (collectively, the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

      (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

      (j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

      (k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

      (l) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

      (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

      (n)  Trademarks.   All  tradenames,   trademarks,   servicemarks,   logos,
copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

      (o) Ground Lease. All of Borrower's right, title and interest in and to that certain Amended and Restated Master Lease dated as of June 4, 1998, between the Fee Borrower, as landlord, and Leasehold Borrower's predecessor-in-interest and Elizabeth Metromall LLC, together as lessee, recorded on June 12, 1998 as Instrument No. 53426 in the Union County Clerk's Office; as partially assigned by that certain Partial Assignment of Amended and Restated Master Lease dated June 4, 1998 by Elizabeth Metromall LLC to Power Center Ground Lessee, recorded on June 12, 1998 as Instrument No. 53427 and on June 25, 1998 as Instrument No. 53870 in the Union County Clerk's Office; as amended by that certain First Amendment to the Amended and Restated Master Lease dated as of December 8, 2000 between N.J. Metromall Urban Renewal, Inc. and Elizabeth Metromall LLC and consented to by Power Center Ground Lessee, recorded on January 17, 2001 as Instrument No. 90263 in the Union County Clerk's Office; as further assigned by that certain Assignment of Amended and Restated Master Lease dated May 29, 2002 by N.J. Metromall Urban Renewal, Inc. to Glimcher JG Urban Renewal, Inc. and recorded on June 28, 2002 as Instrument No. 109479 in the Union County Clerk's Office; as further assigned by that certain Assignment of Amended and Restated Master Lease dated May 29, 2002 by Elizabeth Metromall, LLC to Glimcher Jersey Gardens, LLC recorded on June 28, 2002 as Instrument No. 109480 in the Union County Clerk's Office and by that certain Corrective Assignment of Amended and Restated Master Lease to Glimcher Jersey Gardens,

LLC dated December 18, 2002 and recorded on January 27, 2003 as Instrument No. 117877; as further partially assigned by Assignment of Amended and Restated Master Lease dated of even date hereof from Glimcher Jersey Gardens, LLC to Leasehold Borrower to be recorded in the Union County Clerk's Office; as further amended by that certain Second Amendment to the Amended and Restated Master Lease dated of even date hereof by Fee Borrower, Leasehold Borrower and Glimcher JG Urban Renewal, Inc. to be recorded in the Union County Clerk's Office (the "Ground Lease") and the leasehold estate created thereby, together with all modifications, extensions and renewals of the Ground Lease and all credits, deposits (including, without limitation, any deposit of cash or securities or any other property which may be held to secure Borrower's performance of its obligations under the Ground Lease), options, privileges and rights of Leasehold Borrower as tenant under the Ground Lease, including, but not limited to, (i) the right to cause fee title to the premises demised by the Ground Lease to be conveyed to Borrower as provided in Section 2 of the Ground Lease, as amended and (ii) all the estate, right, title, claim or demand whatsoever of Leasehold Borrower either in law or in equity, in possession or expectancy, of, in and to the Property or any part thereof, including the fee title to the property conveyed or to be conveyed pursuant to the right described in clause (i) of this
Section 1.1(o); and

      (p) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise;

      (q) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (p) above.

      AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "Real Property") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.

      Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums. This Section 1.2 is intended to provide Lender with all rights and remedies of mortgagees pursuant to Section 697.07 of the Florida Statutes, as may be amended from time to time. However, in no event shall this reference diminish, alter, impair or affect any other rights or remedies of Lender.

      Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "Collateral"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. The principal place of business of Borrower (Debtor) is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

      Section 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

      Section 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any sums deposited in the Accounts (as defined in the Cash Management Agreement) and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT


      TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

      PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

      Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

      Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

      (a) the performance of all other obligations of Borrower contained herein;

      (b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

      (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

      Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "Obligations."

                         Article 3 - BORROWER COVENANTS

      Borrower covenants and agrees that:

      Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

      Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement , (b) the Note and (c) all and any of the other

Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

      Section 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

      Section 3.4 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

      Section 3.5 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

      Section 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("Labor and Material Costs") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

      (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

      Section 3.7 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

      Section 3.8 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without first (a) notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change, (b) taking all action required by Lender for the purpose of perfecting or protecting the lien and security interest of Lender and (c) in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. Borrower shall promptly notify Lender in writing of any change in its organizational identification number. If Borrower does not now have an organizational identification number and later obtains one, Borrower shall promptly notify Lender in writing of such organizational identification number. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

      Section 3.9 Ground Lease.

      (a) Leasehold Borrower will: (i) pay the rent required by the Ground Lease as the same becomes due and payable; (ii) promptly perform and observe all of the material covenants, agreements, obligations and conditions required to be performed and observed by Leasehold Borrower under the Ground Lease, and do all things necessary to preserve and keep unimpaired its rights thereunder; (iii) promptly notify Lender in writing of the commencement of a proceeding under the federal bankruptcy laws by or against Leasehold Borrower or, upon Leasehold Borrower's receipt of notification thereof, the lessor under the Ground Lease;
(iv) if any of the indebtedness secured hereby remains unpaid at the time when notice may be given by the lessee under the Ground Lease of the exercise of any right to renew or extend the term of the Ground Lease, promptly give notice to the lessor thereunder of the exercise of such right of extension or renewal; (v) in case any proceeds of insurance upon the Property or any part thereof are deposited with any Person other than Lender, promptly notify Lender in writing of the name and address of the Person with whom such proceeds have been deposited and the amount so deposited; (vi) promptly notify Lender in writing of the receipt by Leasehold Borrower of any notice (other than notices customarily sent on a regular periodic basis) from the lessor under the Ground Lease and of any notice noting or claiming any default by Leasehold Borrower in the performance or observance of any of the terms, covenants, or conditions on the part of Leasehold

Borrower to be performed or observed under the Ground Lease; (vii) promptly notify Lender in writing of the receipt by Leasehold Borrower of any notice from the lessor of any termination of the Ground Lease and promptly cause a copy of each such notice to be delivered to Lender; and (viii) promptly notify Lender in writing of any request made by either party to the Ground Lease to the other party thereto for arbitration or appraisal proceedings pursuant to the Ground Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Lender a copy of the determination of the arbitrators or appraisers in each such proceeding.

      (b) Leasehold Borrower will not surrender the Ground Lease or Leasehold Borrower's leasehold estate and interest therein, nor terminate or cancel the Ground Lease; and except as set forth in the Loan Agreement, will not, without the prior written consent of Lender, modify, change, supplement, alter or amend the Ground Lease, either orally or in writing, and as further security for the repayment of the indebtedness hereby secured and for the performance of the covenants, agreements, obligations and conditions herein and in the Ground Lease contained, Leasehold Borrower hereby assigns to Lender all of its rights, privileges and prerogatives as lessee under the Ground Lease to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease and, except as set forth in the Loan Agreement, any such termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease, without the prior written consent thereto by Lender, shall be void and of no force and effect. Without limiting the generality of the foregoing, Leasehold Borrower will not reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code or any successor law, or allow the Ground Lease to be deemed rejected by inaction and lapse of time, and will not elect to treat the Ground Lease as terminated by the related lessor's rejection of such Ground Lease pursuant to Section 365(h)(1) of the Bankruptcy Code or any successor law, and as further security for the repayment of the indebtedness secured hereby and for the performance of the covenants, agreements, obligations and conditions herein and in the Ground Lease contained, Leasehold Borrower hereby assigns to Lender all of its rights, privileges and prerogatives of Leasehold Borrower and Leasehold Borrower's bankruptcy trustee to deal with the Ground Lease, which right may arise as a result of the commencement of a proceeding under the federal bankruptcy laws by or against Leasehold Borrower or any lessor under the Ground Lease, including, without limitation, the right to assume or reject, or to compel the assumption or rejection of the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code or any successor law, the right to seek and obtain extensions of time to assume or reject the Ground Lease, the right to elect whether to treat the Ground Lease as terminated by the lessor's rejection of such Ground Lease or to remain in possession of the Property and offset damages pursuant to Section 365(b)(1) of the Bankruptcy Code or any successor law; and any exercise of such rights, privileges or prerogatives by Leasehold Borrower or Leasehold Borrower's bankruptcy trustee without the prior written consent thereto by Lender shall be void and of no force and effect. No release or forbearance of any of Leasehold Borrower's obligations as lessee under the Ground Lease, whether pursuant to the Ground Lease or otherwise, shall release Leasehold Borrower from any of its obligations under this Security Instrument, including, but not limited to, Leasehold Borrower's obligations with respect to the payment of rent as provided for in the Ground Lease and the observance and performance of all of the covenants, agreements, obligations and conditions contained in the Ground Lease to be observed and performed by the lessee thereunder. Unless Lender shall otherwise expressly consent in writing, the fee title to the real property demised by the Ground Lease and the leasehold estate thereunder shall not merge, but shall always remain separate and distinct, notwithstanding the union of such estates either in Leasehold Borrower or in a third party by purchase or otherwise.

      (c) Upon the written demand of Lender, Borrower will promptly deliver to Lender a certificate stating that the Ground Lease is in full force and effect, is unmodified, that no notice of termination thereon has been served on Borrower, stating the date to which the net rent has been paid and stating, to the knowledge of Borrower, whether or not there are any defaults thereunder and specifying the nature of such defaults, if any. Borrower shall deliver to Lender such certificate within twenty (20) days after Lender's demand therefor.

      (d) Leasehold Borrower will furnish to Lender, upon demand, proof of payment of all items which are required to be paid by Leasehold Borrower pursuant to the Ground Lease.

      Section 3.10 Right to Conveyance of Fee Title. Leasehold Borrower hereby relinquishes during any period prior to the repayment in full of the Debt its right to cause fee title to the premises demised by the Ground Lease to be conveyed to any party other than to Leasehold Borrower pursuant to Section 2 of the Ground Lease, as amended, unless specifically and expressly consented to by Lender.

                      Article 4 - OBLIGATIONS AND RELIANCES

      Section 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

      Section 4.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

      Section 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

      (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

      Section 4.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article III of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article III of the Loan Agreement.

                         Article 5 - FURTHER ASSURANCES

      Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

      Section 5.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements (including, without limitation, initial financing statements and amendments thereto and continuation statements) with or without the signature of Borrower as authorized by applicable law, to evidence more effectively the security interest of Lender in the Property. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto and continuation statements, if filed prior to the date of this Security Instrument. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section
5.2. To the extent not prohibited by applicable law, Borrower hereby ratifies all acts Lender has lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of such power of attorney. Nothing contained in this Section 5.2 shall be deemed to create an obligation on the part of Borrower to pay any costs and expenses incurred by Lender in connection with the Securitization or other sale or Transfer of the Loan.

      Section 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

      (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty
(120) days, to declare the Debt immediately due and payable.

      (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

      Section 5.4 SPLITTING OF MORTGAGE. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

      Section 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                       Article 6 - DUE ON SALE/ENCUMBRANCE

      Section 6.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

      Section 6.2 NO TRANSFER . Borrower shall not permit or suffer any Transfer to occur, unless specifically permitted by Article 8 of the Loan Agreement or unless Lender shall consent thereto in writing.

      Section 6.3 TRANSFER DEFINED. As used in this Article 6 "Transfer" shall mean any voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of: (a) all or any part of the Property or any estate or interest therein including, but not be limited to, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments, (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder and its affiliates or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; or (b) any ownership interest in (i) Borrower or (ii) any indemnitor or guarantor of any Obligations or (iii) any corporation, partnership, limited liability company, trust or other entity owning, directly or indirectly, any interest in Borrower or any indemnitor or guarantor of any Obligations.

      Section 6.4 LENDER'S RIGHTS. Without obligating Lender to grant any consent under Section 6.2 hereof which Lender may grant or withhold in its sole discretion, Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, subject to the provisions of Section 11.22 of the Loan Agreement; (c) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (d) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization; (e) the delivery of a nonconsolidation opinion reflecting the proposed transfer satisfactory in form and substance to Lender; (f) the proposed transferee's continued compliance with the representations and covenants set forth in Section 3.1.24 and 4.2.11 of the Loan Agreement; (g) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies; (h) the proposed transferee's ability to satisfy Lender's then-current underwriting standards; or (i) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer, other than any Transfer permitted pursuant to the Loan Agreement, regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

                  Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

      Section 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of
Lender:

      (a) declare the entire unpaid Debt to be immediately due and payable;

      (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

      (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

      (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

      (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

      (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

      (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;

      (h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

      (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment and/or the Personal Property sent to Borrower in accordance with the provisions hereof at least five
(5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

      (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

            (i) Taxes and Other Charges;

            (ii) Insurance Premiums;

            (iii) Interest on the unpaid principal balance of the Note;

            (iv) Amortization of the unpaid principal balance of the Note;

            (v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

      (k) pursue such other remedies as Lender may have under applicable law; or

      (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

      Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

      Section 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

      Section 7.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

      Section 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

      Section 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon its financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section
7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

      Section 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

      (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

      (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      Section 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

      Section 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

      Section 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 11.22 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower, any guarantor and indemnitor contained in Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2 and 9.3 herein and
Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement. The liability of Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

      Section 7.11 RIGHT OF ENTRY. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                        Article 8 - INTENTIONALLY OMITTED

                           Article 9 - INDEMNIFICATION

      Section 9.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document. Notwithstanding the foregoing, Borrower shall not be liable to the Indemnified Parties under this Section 9.1 for any Losses to which the Indemnified Parties may become subject to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Parties. Any amounts payable to Lender by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term

"Indemnified Parties" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

      Section 9.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

      Section 9.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 3.1.8 or 4.2.11 of the Loan Agreement.

      Section 9.4 INTENTIONALLY OMITTED.

      Section 9.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower's consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              Article 10 - WAIVERS

      Section 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

      Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

      Section 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

      Section 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

      Section 10.5 SURVIVAL. The indemnifications made pursuant to Section 9.3 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan

Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

                            Article 11 - EXCULPATION

      The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              Article 12 - NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

                           Article 13 - APPLICABLE LAW

      Section 13.1 GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES (I) THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY (OTHER THAN THAT DESCRIBED IN SUBPARAGRAPH II BELOW) SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY AND FIXTURES ARE LOCATED AND (II) WITH RESPECT TO THE PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS IN PROPERTY WHOSE PERFECTION AND PRIORITY IS COVERED BY ARTICLE 9 OF THE UCC (INCLUDING, WITHOUT LIMITATION, THE ACCOUNTS), THE LAW OF THE JURISDICTION APPLICABLE IN ACCORDANCE WITH SECTIONS 9-301 THROUGH 9-307 OF THE UCC AS IN EFFECT IN THE STATE OF NEW YORK SHALL GOVERN. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY

OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT AND THE NOTE, AND THIS SECURITY INSTRUMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW EXCEPT AS SPECIFICALLY SET FORTH ABOVE.

      (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

                  CORPORATION SERVICE COMPANY
                  1177 AVENUE OF THE AMERICAS
                  17TH FLOOR
                  NEW YORK, NEW YORK  10036

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

      Section 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

      Section 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                            Article 14 - DEFINITIONS

      All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      Article 15 - MISCELLANEOUS PROVISIONS

      Section 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      Section 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

      Section 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

      Section 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      Section 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      Section 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

      Section 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

      Section 15.8 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

      Section 15.9 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

      Section 15.10 -

                     Article 16 - STATE-SPECIFIC PROVISIONS

      Section 16.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 16 shall control and be binding.

      Section 16.2 CONTINUING ENFORCEMENT OF SECURITY INSTRUMENT. If, after receipt of any payment of all or any part of the Debt, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Security Instrument and the other Loan Documents shall continue in full force and effect, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this
Section 16.2 shall survive the cancellation or discharge of this Security Instrument and shall remain effective notwithstanding the payment of the Debt, the cancellation of the Note, the release of any security interest, lien or encumbrance securing the Debt or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Lender shall be deemed to have been conditioned upon any payment of the Debt having become final and irrevocable.

      Section 16.3 HAZARDOUS SUBSTANCES.

      (a) Except as otherwise disclosed by (x) that certain Phase I environmental report (or Phase II environmental report, if required) in respect of the Property delivered to Lender, a copy of which has been provided to
Lender, and (y) that certain Consent Decree by and among the New Jersey Department of Environmental Protection, OENJ Corporation and N.J. Metromall, LLC and approved by the United States District Court for the District of New Jersey on October 29, 1996, Borrower hereby represents and warrants to Lender that, to the best of Borrower's knowledge: (i) the Property is not in violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, the New Jersey Industrial Site Recovery Act, as amended ("ISRA"), the New Jersey Spill Compensation and Control Act, as amended, the New Jersey Underground Storage of Hazardous Substances Act, as amended, the New Jersey Water Pollution Control Act, as amended, any state super-lien and environmental clean-up statutes and all regulations adopted in respect to the foregoing laws (collectively, "Environmental Laws"); (ii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls, radon, formaldehyde insulation and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances"), but specifically excluding deminimis quantities of "Hazardous Substances" associated with the customary maintenance, cleaning or operation of the Property; (iii) no Hazardous Substances are or have been (including the period prior to Borrower's acquisition of the Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Property other than in material compliance with all Environmental Laws; (iv) no underground storage tanks and no asbestos exist on any of the Property; and (v) the Property is not located within a "freshwater wetlands" or a "transition area," each as defined by N.J.S.A. 13:9B-3, and is not subject to the terms of the New Jersey Freshwater Wetlands Protection Act, as amended, N.J.S.A. 13:9B-1 et. seq., or the rules and regulations promulgated thereunder. So long as Borrower owns or is in possession and control of the Property, Borrower (A) shall keep or cause the Property to be kept in material compliance with all applicable Environmental Laws, (B) shall promptly notify Lender if Borrower shall become aware of any release of Hazardous Substances on or near the Property and/or if Borrower shall become aware that the Property is in material violation of any Environmental Laws and/or if Borrower shall become aware of any condition on the Property which shall pose a threat to the health, safety or welfare of humans, and (C) shall remove such release of Hazardous
Substances and/or cure such violations and/or remove such threats, as applicable, as required by applicable Environmental Law promptly after Borrower becomes aware of same, at Borrower's sole expense. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Borrower under this
Section 16.3 shall survive any termination, satisfaction, or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder, including, without limitation, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

      (b) Borrower shall not conduct or cause or permit to be conducted on the Property any activity which constitutes an Industrial Establishment (as such term is defined in ISRA) without the prior written consent of Lender. In the event that the provisions of ISRA become applicable to the Property subsequent to the date hereof, Borrower shall give prompt written notice thereof to Lender and shall take immediate requisite action to insure compliance with ISRA. Borrower shall deliver to Lender copies of all correspondence, notices and submissions that it sends to or receives from the New Jersey Department of Environmental Protection in connection with such ISRA compliance. Borrower's obligation to comply with ISRA shall, notwithstanding its general applicability, also specifically apply to sale, transfer, closure or termination of operations associated with any foreclosure action respecting the Property, including, without limitation, a foreclosure action brought with respect to this Security Instrument.

      Section 16.3 (c) To the best of Borrower's knowledge, the Property has not been and is not now being used as a Major Facility (as defined in the Environmental Laws), and Borrower shall not use any such property as a Major Facility in the future without the prior written consent of Lender. If Borrower ever becomes an owner or operator of a Major Facility, Borrower shall pay all taxes levied against such Major Facility, in accordance with N.J.S.A. 58:10-23. 11h.

                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.


                                   FEE BORROWER:

WITNESS:
                                   N.J. METROMALL URBAN RENEWAL, INC., a New
                                   Jersey corporation

                                   By: /s/ George A. Schmidt
----------------------------           -------------------------------------
Name:                                  Name:  George A. Schmidt
                                       Title: Executive Vice President



                                   LEASEHOLD BORROWER:


WITNESS:                           JG ELIZABETH, LLC, a Delaware limited
                                   liability company

                                   By: GLIMCHER JERSEY GARDENS, LLC, a
----------------------------           Delaware limited liability company, its
Name:                                  sole member

                                       By: JG MEZZANINE, LLC, a Delaware
                                           limited liability company, its sole
                                           member

                                           By: GLIMCHER PROPERTIES LIMITED
                                               PARTNERSHIP, a Delaware limited
                                               partnership, its sole member

                                               By:  GLIMCHER PROPERTIES
                                                    CORPORATION, a Delaware
                                                    corporation, its sole
                                                    general partner

                                                    By: /s/ George A. Schmidt
                                                        ------------------------
                                                        Name:  George A. Schmidt
                                                        Title: Executive Vice
                                                               President

                                 ACKNOWLEDGMENT



STATE OF                )
                        )  SS.
COUNTY OF               )


      On this, the 4th day of June, 2004, before me, the undersigned Officer, a Notary Public in and for the State and County aforesaid, personally appeared George A. Schmidt, who acknowledged himself to be the Executive Vice President of N.J. Metromall Urban Renewal, Inc., a New Jersey corporation (the "Company"), the within named Fee Borrower, and that he, as such Executive Vice President, executed the foregoing Security Instrument for the purposes therein contained, by signing on behalf of the Company as such Executive Vice President.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                       /s/ Barbara B. Howison
                                       --------------------------------
                                       Notary Public


My commission expires:


July 2, 2005
----------------------

                                 ACKNOWLEDGMENT



STATE OF                )
                        )  SS.
COUNTY OF               )


      On this, the 4th day of June, 2004, before me, the undersigned Officer, a Notary Public in and for the State and County aforesaid, personally appeared George A. Schmidt, who acknowledged himself to be the Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, the sole general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, the sole member of JG Mezzanine, LLC, a Delaware limited liability company, the sole member of Glimcher Jersey Gardens, LLC, a Delaware limited liability company, the sole member of JG Elizabeth, LLC, a Delaware limited liability company (the "Company"), the within named Leasehold Borrower, and that he, as such Executive Vice President, executed the foregoing Security Instrument for the purposes therein contained, by signing on behalf of the Company as such Executive Vice President.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                       /s/ Barbara B. Howison
                                       --------------------------------
                                       Notary Public



My commission expires:


July 2, 2005
----------------------

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION













                                    Exhibit A